UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): July 12, 2023

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2529 Virginia Beach Blvd. Virginia Beach, VA	23452
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	WHLR	Nasdaq Capital Market
Series B Convertible Preferred Stock	WHLRP	Nasdaq Capital Market
Series D Cumulative Convertible Preferred Stock	WHLRD	Nasdaq Capital Market
7.00% Subordinated Convertible Notes due 2031	WHLRL	Nasdaq Capital Market

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a) As previously reported in a Current Report on Form 8-K filed by Wheeler Real Estate Investment Trust, Inc. (the “Company”) with the Securities and Exchange Commission on June 5, 2023, Michelle D. Bergman tendered her resignation, for personal reasons, as a member of the Company’s Board of Directors (the “Board”), including her membership on the Audit Committee (the “Audit Committee”) and Compensation Committee of the Board.

The effect of this resignation was to cause the Audit Committee to consist of two members.

On July 12, 2023, the Company received a letter from the listing qualifications staff of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that because the Audit Committee now only has two members, the Company no longer complies with the requirement set forth in the Nasdaq Listing Rule 5605 (the “Rule”) that the Audit Committee consist of at least three members.

The Company is required to appoint a third member to its Audit Committee by the earlier of the Company’s next annual stockholders’ meeting or June 2, 2024.

The Company expects to make the appointment within the time period required.

Forward-Looking Statements

This report includes forward-looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “expects” or other comparable terminology. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein due to many factors.  In particular, no assurances can be made regarding the Company’s ability to regain compliance with the Rule described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ M. Andrew Franklin
Name: M. Andrew Franklin
Title: Chief Executive Officer and President

Dated: July 18, 2023

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